EXHIBIT 32.1
                           SECTION 1350 CERTIFICATIONS

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RCG Companies Incorporated (the "Company") on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William A. Goldstein, Chief Executive Officer of the Company and Philip A. Ferri, Chief Financial Officer of the Company, each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William A. Goldstein
----------------------------
William A. Goldstein
Chief Executive Officer

Date: May 23, 2005

/s/ Philip A. Ferri
----------------------------
Philip A. Ferri
Chief Financial Officer

Date: May 23, 2005

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.